Execution version

FORBEARANCE AGREEMENT, LIMITED WAIVER AND THIRD AMENDMENT TO
CREDIT AGREEMENT

THIS FORBEARANCE AGREEMENT, LIMITED WAIVER AND THIRD AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is dated as of December 8, 2008 and is entered into by and among Buffets, Inc., a Minnesota corporation, as a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code (the “Borrower”); Buffets Holdings, Inc., a Delaware corporation (“Holdings”), as a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code and the Subsidiaries of Borrower and Holdings, as Guarantors (together with the Borrower and Holdings, the “Loan Parties”); the financial institutions party hereto as Lenders (collectively, the “Lenders”).  Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement (as hereinafter defined).

RECITALS

WHEREAS, Borrower, Holdings, the Administrative Agent and the Lenders are parties to the Secured Super-Priority Debtor in Possession Credit Agreement dated as of January 22, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which, among other things, the Lenders agreed, subject to the terms and conditions set forth in the Credit Agreement, to make certain loans and other financial accommodations to the Loan Parties;

WHEREAS, the Events of Default listed on Exhibit A hereto have occurred and are continuing under the Credit Agreement as of the date hereof (the “Specified Defaults”);

WHEREAS, pursuant to the Second Forbearance Agreement, dated as of December 1, 2008 and as amended as of December 5, 2008 (the “Forbearance Agreement”), by and among the Loan Parties and the Lenders signatory thereto, the Lenders have agreed, subject to the terms and conditions set forth therein, to forbear from exercising certain of their default-related rights and remedies against Borrower and the other Loan Parties with respect to the Specified Defaults during the Forbearance Period (as defined therein);

WHEREAS, pursuant to Section 2.15 of the Credit Agreement, unless and until all New Money Loans have been paid in full in cash, no amounts shall be paid in respect of Rollover Loans (including payments of regularly scheduled interest) after a Default or Event of Default shall have occurred and be continuing;

WHEREAS, upon the request of the Loan Parties, the undersigned Lenders have agreed, subject to the terms and conditions set forth herein, (a) upon the occurrence of the Forbearance Effective Date, to forbear from exercising certain of their default-related rights and remedies against the Borrower and the other Loan Parties with respect to the Specified Defaults and (b) upon the occurrence of the Third Amendment Effective Date, to waive the Specified Defaults as set forth in Section II below and amend the Credit Agreement as set forth in Section III below.

NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION I.     FORBEARANCE; FORBEARANCE DEFAULT RIGHTS AND REMEDIES

A.     Effective as of the Forbearance Effective Date, the Lenders agree that until the expiration or termination of the Forbearance Period (as hereinafter defined), they will temporarily forbear from exercising their respective default-related rights and remedies against Borrower or any other Loan Party solely with respect to the Specified Defaults.  As used herein, the term “Forbearance Period” shall mean the period beginning on the Forbearance Effective Date and ending on the earlier to occur of: (i) any Forbearance Default (as hereinafter defined), and (ii) December 17, 2008.  As used herein, the term “Forbearance Default” shall mean (A) the occurrence of any Event of Default other than the Specified Defaults, (B) the failure of Borrower or any other Loan Party to timely comply with any term, condition, or covenant set forth in this Agreement or (C) the failure of any representation or warranty made by Borrower or any other Loan Party under or in connection with this Agreement to be true and complete as of the date when made or any other breach of any such representation or warranty.  Any Forbearance Default shall constitute an immediate Event of Default under the Credit Agreement and other Loan Documents.  Upon the termination or expiration of the Forbearance Period, the agreement of the Lenders hereunder to forbear from exercising their respective default-related rights and remedies shall immediately terminate without the requirement of any demand, presentment, protest, or notice of any kind, all of which Borrower and the other Loan Parties each waives.  The Borrower and the other Loan Parties each agrees that the Lenders may at any time after the expiration or termination of the Forbearance Period proceed to exercise any and all of their respective rights and remedies under any or all of the Credit Agreement, any other Loan Document and/or applicable law, all of which rights and remedies are fully reserved by the Lenders.

B.     Any agreement by the Lenders to extend the Forbearance Period, if any, must be set forth in writing and signed by a duly authorized signatory of each Lender (constituting Required Lenders with respect hereto).  The Borrower and the other Loan Parties each acknowledges that no Lender has made any assurances concerning any possibility of an extension of the Forbearance Period.

C.     The Borrower and the other Loan Parties each acknowledges and agrees that any financial accommodation which the Lenders make on or after the Forbearance Effective Date has been made by such party in reliance upon, and is consideration for, among other things, the general releases and indemnities contained in Section IV hereof and the other covenants, agreements, representations and warranties of Borrower and the other Loan Parties hereunder.

SECTION II.     LIMITED WAIVER

A.     Limited Waiver.  Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of the Loan Parties herein contained, effective upon satisfaction of the conditions precedent set forth in Section V below, the undersigned Lenders hereby consent to the waiver of the Specified Defaults for all purposes other than with respect to Section 2.15 of the Credit Agreement.  In addition, the undersigned Lenders reaffirm their consent to the amendment and restatement set forth in the Final Order entered on May 19, 2008 and waive any Event of Default that would arise under Section 7(e), as a result of the breach of the covenant set forth in Section 6.18, Section 7(m)(iv) or Section 7(m)(v) of the Credit Agreement in connection with such amendment.

B.     Limitation of Waiver.  The waiver set forth above shall be limited precisely as written and relate solely to the waiver of the provision of the Credit Agreement in the manner and to the extent described above, and nothing in this Waiver shall be deemed to:

(i)
constitute a waiver of (A) any Default or Event of Default other than the Specified Defaults, or (B) any other term, provision or condition of any Loan Document or any other instrument or agreement referred to therein; or

(ii)
prejudice any right or remedy that the Administrative Agent or any Lender may have (except to the extent such right or remedy was based upon the Specified Defaults) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

The Loan Parties hereby agree and acknowledge that the Lenders require and will require strict performance by the Loan Parties of all of their respective obligations, agreements and covenants contained in the Credit Agreement and the other Loan Documents, and no inaction or action regarding any Event of Default (other than the waiver expressly set forth herein with respect to the Specified Defaults) is intended to be or shall be a waiver thereof.

SECTION III.     AMENDMENTS

3.1	Addition of Schedule 2.12 to the Credit Agreement.

Schedule 2.12 is hereby added to the Credit Agreement to read as set forth in Exhibit B attached to this Agreement.

3.2	Amendments to the Table of Contents.

The Table of Contents is hereby amended by inserting the words “Schedule 2.12 – Declining New Money Lenders” below the words “Schedule 2.02(e) – Details of Rollover Procedure”.

3.3	Amendments to Section 1.01: Definitions.

A.           Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

“Second Amendment” shall mean the Forbearance Agreement and Second Amendment to Credit Agreement, dated as of September 26, 2008.

“Third Amendment” shall mean the Forbearance Agreement, Limited Waiver and Third Amendment to this Agreement, dated as of December 8, 2008.

“Third Amendment Effective Date” shall mean the date on which the Third Amendment becomes effective in accordance with its terms.

B.     Section 1.01 of the Credit Agreement is hereby further amended by deleting the definition of “Applicable Percentage” in its entirety and replacing it with the following:

“Applicable Percentage” shall mean (a) with respect to the New Money Loans, 15.00% and (b) with respect to the Rollover Loans, 7.25%.

C.     Section 1.01 of the Credit Agreement is hereby further amended by deleting the definition of “Calendar Maturity” in its entirety and replacing it with the following:

“Calendar Maturity” shall mean April 30, 2009; provided, however, that such date may be extended with the consent of the Required Lenders until May 31, 2009.

D.     Section 1.01 of the Credit Agreement is hereby further amended by deleting clause (b) of the proviso at the end of the definition of “LIBO Rate” and replacing it with the following:

“(b) notwithstanding the foregoing, at no time shall the LIBO Rate applicable to the New Money Loans be less than 4.00%.”

E.     Section 1.01 of the Credit Agreement is hereby further amended by inserting the words “the Second Amendment, the Third Amendment,” immediately after the words “this Agreement,” in the definition of “Loan Documents”.

3.4	Amendment to Section 2.05: Fees.

Section 2.05 of the Credit Agreement is hereby amended by:

(a) changing paragraph (d) thereof to paragraph (e); and

(b) inserting a new paragraph (d) immediately after paragraph (c), such paragraph (d) to read in its entirety as follows:

“(d) The Borrower agrees to pay, to the extent the effective date of the Plan of Reorganization confirmed by the Bankruptcy Court shall not have occurred on or before February 28, 2009, to each Lender on such date, a fee equal to 1.00% of the aggregate amount of such Lender’s outstanding New Money Loans on such date; provided, however, that the Borrower may elect to pay such fee by increasing the outstanding principal amount of the New Money Loans by the aggregate amount of such fee.”

3.5	Amendment to Section 2.12: Prepayment.

Section 2.12 of the Credit Agreement is hereby amended by deleting “.” at the end of paragraph (a) thereof and adding the following sentence at the end thereof:

“provided, further, that with respect to the prepayment made by the Borrower on the Third Amendment Effective Date, each New Money Lender shall have the right to decline such prepayment and any amount so declined shall be reallocated to the New Money Lenders that have accepted such prepayment.  In furtherance of the foregoing, the Lenders holding New Money Loans set forth on Schedule 2.12 attached hereto, and solely such Lenders holding New Money Loans as set forth on Schedule 2.12 attached hereto, hereby decline such prepayment offered to be made on the Third Amendment Effective Date and direct the Administrative Agent to reallocate all such applicable proceeds to the remaining Lenders holding New Money Loans.”

3.6	Amendment to Section 5.13: Bankruptcy Cases.

Section 5.13 of the Credit Agreement is hereby amended by deleting paragraph (b) thereof in its entirety and replacing it with the following:

“(b)  The Borrower shall use its best efforts to ensure the following occurs: (i) a Plan of Reorganization and disclosure statement in the Bankruptcy Cases shall be filed with the Bankruptcy Court on or before October 30, 2008, (ii) an order approving the adequacy of such disclosure statement and otherwise finding such disclosure statement in compliance with 11 U.S.C. § 1125 shall be entered in the Bankruptcy Cases on or before December 31, 2008 and (iii) the Bankruptcy Court shall have entered an order confirming the Plan of Reorganization by February 28, 2009.”

3.7	Amendment to Section 6.10: Capital Expenditures.

Section 6.10 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“SECTION 6.10. Capital Expenditures. Permit the aggregate amount of Capital Expenditures made by the Borrower and the Subsidiaries to exceed (a) $15,000,000 for the period from the Closing Date through the end of the fiscal year ending on July 2, 2008 and (b) the applicable amounts indicated for each such period as set forth below, provided that the Borrower will not exceed $3,000,000 of Capital Expenditures in any given four-week reporting period:

Period	Maximum Cumulative Capital Expenditures ($ thousands)
July 3, 2008 through November 19, 2008	14,477
November 20, 2008 through June 3, 2009	12,600

3.8	Amendment to Section 6.13: Minimum Consolidated EBITDA.

Section 6.13 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“SECTION 6.13.  Minimum Consolidated EBITDA.   Permit the Consolidated EBITDA of the Borrower for the most recently completed three monthly fiscal accounting periods, as of the last day of each monthly fiscal accounting period commencing (i) February 6, 2008 and ending August 27, 2008, to be less than 85% of the corresponding Consolidated EBITDA set forth in the Final Budget and (ii) September 24, 2008 and ending on the Maturity Date, to be less than the amounts indicated for such three monthly fiscal accounting periods ending on the applicable dates set forth below:

Period	Minimum EBITDA ($ thousands)
September 24, 2008	14,464
October 22, 2008	14,511
November 19, 2008	7,417
December 17, 2008	4,747
January 14, 2009	4,292
February 11, 2009	5,890
March 11, 2009	11,770
April 8, 2009	16,222
May 6, 2009	19,051
June 3, 2009	20,806
July 1, 2009	21,839

3.9	Amendment to Article VII: Events of Default.

Article VII of the Credit Agreement is hereby amended by deleting paragraph (p) thereof in its entirety and replacing it with the following:

“(p) any of the following shall not occur: (i) a disclosure statement in the Bankruptcy Cases shall be filed with the Bankruptcy Court on or before October 30, 2008, (ii) an order shall be entered on or before December 31, 2008, finding that the disclosure statement contains adequate information and otherwise complies with 11 U.S.C. § 1125 or (iii) the Bankruptcy Court shall have entered an order confirming the Plan of Reorganization on or before February 28, 2009.”

SECTION IV.     GENERAL RELEASE; COVENANT NOT TO SUE

A.           Subject to the approval of the Bankruptcy Court, and in consideration of, among other things, the Lenders’ execution and delivery of this Agreement, each of Borrower and Holdings, on behalf of itself and its agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, “Releasors”), hereby forever waives, releases and discharges, to the fullest extent permitted by law, each Releasee (as hereinafter defined) from any and all liens, claims, interests and causes of action of any kind or nature (collectively, the “Claims”) that such Releasor now has or hereafter may have against (a) the Administrative Agent and its affiliates, subsidiaries, shareholders, directors, officers, employees, agents, attorneys, other representatives and “controlling persons” (within the meaning if the federal securities laws) and (b) the Lenders in their capacity as Lenders and their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys and other representatives of each of the foregoing (collectively, the “Releasees”), based on facts existing on or before the Forbearance Effective Date that relate to: (i) any Loan Document, (ii) any transaction, action or omission contemplated thereby, or (iii) any aspect of the dealings or relationships between or among Borrower and the other Loan Parties, on the one hand, and the Agent and the Lenders, on the other hand, relating to any Loan Document or transaction, action or omission contemplated thereby.  The receipt by the Borrower or Holdings of any Loans or other financial accommodations made by the Lenders after the date hereof shall constitute a ratification, adoption, and confirmation by such party of the foregoing general release of all Claims against the Releasees which are based on facts existing on or prior to the date of receipt of any such Loans or other financial accommodations.  The provisions of this Section IV shall survive the termination of this Agreement, the Credit Agreement, the other Loan Documents and payment in full of the Obligations.

B.           Each of the Borrower and Holdings, on behalf of itself and its successors, assigns, and other legal representatives, hereby unconditionally and irrevocably agrees that it will not sue any Releasee on the basis of any Claim released, remised and discharged by the Borrower or Holdings pursuant to this Section IV.  If the Borrower, Holdings or any of its successors, assigns or other legal representatives violates the foregoing covenant, the Borrower and Holdings, each for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

SECTION V.     CONDITIONS PRECEDENT TO EFFECTIVENESS

A.     This Agreement (other than those provisions set forth in Sections II and III hereof) shall become effective at the time (the date on which such time occurs, the “Forbearance Effective Date”) that all of the following conditions precedent have been met (or waived) as determined by the Administrative Agent in its sole discretion:

(a)     Execution.  The Administrative Agent shall have received duly executed signature pages for this Agreement signed by the Required Lenders, the Borrower, Holdings and the other Loan Parties.

(b)      Representations and Warranties.  As of the Forbearance Effective Date and, with respect to the provisions set forth in Sections II and III hereof, the Third Amendment Effective Date (as defined below), other than as specifically set forth in Section II, each representation and warranty of each Loan Party set forth in Section IV and in the Credit Agreement as amended by this Agreement shall be true and correct in all material respects, except that to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

(c)     Absence of Default.  As of the Forbearance Effective Date and, with respect to the provisions set forth in Sections II and III hereof, the Third Amendment Effective Date, other than as specifically set forth in Section II, no Default or Event of Default shall have occurred and be continuing.

B.     The provisions set forth in Sections II and III hereof shall become effective at the earliest time (the date on which such time occurs, the “Third Amendment Effective Date”) on which both (i) the Forbearance Effective Date shall have occurred and (ii) each of the following conditions precedent have been met (or waived) as determined by the Administrative Agent in its sole discretion:

(a)     Fees and Expenses.  The Borrower and Holdings shall have paid the Administrative Agent the fees, costs and expenses described in Sections VII(A) and VII(B) of this Agreement in accordance with the Bankruptcy Court Order (as defined below).

(b)     Prepayment.  Contemporaneously with the occurrence of the Third Amendment Effective Date, the Borrower shall have prepaid New Money Loans to the Lenders in an amount not less than $6,950,000 and not greater than $8,000,000 in accordance with the provisions set forth in Section 2.12 of the Credit Agreement as amended hereby.

(c)     Bankruptcy Court Order.  The Bankruptcy Court shall have issued an order in form and substance satisfactory to the Administrative Agent in its sole discretion approving the execution, delivery and performance of this Agreement, including with respect to the payment of the fees and expenses set forth herein (the “Bankruptcy Court Order”).

SECTION VI.     REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders to enter into this Agreement and to amend the Credit Agreement in the manner provided herein, each of the Loan Parties represents and warrants to each of the Lenders that:

A.     Corporate Power and Authority.  Each and every Loan Party (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (c) is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where the failure so to qualify could not reasonably be expected to result in a Material Adverse Effect, (d) subject to Bankruptcy Court approval of this Agreement, has the power and authority to execute, deliver and perform its obligations under this Agreement, each of the Loan Documents and each other agreement or instrument contemplated hereby or thereby to which it is or will be a party and (e) other than as a result of the Bankruptcy Cases (including the operation of the automatic stay), is in compliance with all applicable Requirements of Law, except where the failure to be in compliance would not have a Material Adverse Effect.

B.     Authorization.  Subject to Bankruptcy Court approval of this Agreement, the execution and delivery of this Agreement (a) has been duly authorized by all requisite corporate or other company and, if required, stockholder, action on the part of each Loan Party and (b) will not (i) violate (A) any material provision of law, statute, rule or regulation, or of the certificate or articles of incorporation, by-laws, limited liability company agreements or other constitutive documents of Holdings, the Borrower or any Subsidiary, (B) any applicable order of any Governmental Authority or (C) other than the Existing Credit Agreement, the New Senior Note Indenture and the Sale Leaseback Documents, any provision of any indenture or any other material agreement or other instrument to which Holdings, the Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument (other than the Existing Credit Agreement, the New Senior Note Indenture and the Sale Leaseback Documents) or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by Holdings, the Borrower or any Subsidiary (other than (i) any Lien created hereunder or under the Security Documents and (ii) any Lien created pursuant to the New Senior Note Indenture).

C.     Governmental Consents.  Subject to Bankruptcy Court approval of this Agreement, no action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each of the Loan Parties, except for (a) such as have been made or obtained and are in full force and effect and (b) such actions, consents, approvals, registrations or filings, the failure of which to make or obtain could not reasonably be expected to result in a Material Adverse Effect.

D.     Binding Obligation.  This Agreement shall have been duly executed and delivered by each Loan Party thereto.  Subject to Bankruptcy Court approval of this Agreement, this Agreement and the Credit Agreement, as amended hereby, will be, a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general equitable principles.

E.     Representations and Warranties.  Other than as specifically set forth in Section II, each of the representations and warranties set forth in the Loan Documents is and will be true, correct and complete in all material respects on and as of the date hereof, to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date.

F.     Absence of Default.  Except for those defaults occurring solely as a result of the filing of the Bankruptcy Cases and defaults under the Existing Credit Agreement, the New Senior Notes Indenture and the Sale Leaseback Documents, and other than as specifically set forth in Section II, none of Holdings, the Borrower or any of the Subsidiaries is in default in any manner under any provision of any indenture or other agreement or instrument evidencing Indebtedness, or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, where such default could reasonably be expected to result in a Material Adverse Effect.

SECTION VII.     MISCELLANEOUS

A.     Costs and Expenses.  The Borrower and Holdings agree, jointly and severally, to pay all fees, costs, charges and expenses incurred by the Administrative Agent, the Collateral Agent and the Lenders in connection with this Agreement (including the reasonable fees, charges and disbursements of (i) Blackstone, financial advisor to the Administrative Agent and the Collateral Agent (as provided in the letter agreement between Blackstone and the Administrative Agent dated as of December 13, 2007), (ii) Latham & Watkins LLP and Duane Morris LLP, counsel for the Administrative Agent and the Collateral Agent and (iii) Kasowitz, Benson Torres & Friedman LLP, counsel for King’s Cross Asset Funding 27 SARL, Anchorage Crossover Credit Finance, Ltd., Watershed Capital Partners, L.P., Watershed Capital Institutional Partners, L.P., Watershed Capital Partners (Offshore), Ltd., and their respective affiliates).

B.     Amendment Fee.  The Borrower and Holdings agree to pay to the Administrative Agent on the Third Amendment Effective Date, for the benefit of (i) the Lenders holding New Money Loans set forth on Schedule 2.12 to the Credit Agreement attached hereto as Exhibit B and (ii) any financial institution acquiring New Money Loans from the Lenders not set forth on Schedule 2.12 to the Credit Agreement attached hereto as Exhibit B in a transaction occurring substantially concurrently with the Third Amendment Effective Date, in each case an amendment fee equal to 3.00% of the aggregate amount of (a) in the case of clause (i), such Lenders’ outstanding New Money Loans on such date and (b) in the case of clause (ii), the aggregate amount of New Money Loans purchased in such transaction by such financial institution.

C.     Effect on the Credit Agreement and the Other Loan Documents.

(i)     Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Loan Party to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(ii)     On and after the Forbearance Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby, and this Agreement and the Credit Agreement shall be read together and construed as a single instrument.  This Agreement is a Loan Document.

(iii)     Except as specifically waived or amended above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment and performance of all Obligations under and as defined therein.

(iv)     This Agreement shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Loan Documents.

D.     Headings.  Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

E.     Successors and Assigns.  This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Lenders.

F.     Severability.  In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

G.     Applicable Law.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

H.     Counterparts.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section V.  Delivery of an executed signature page to this Agreement by facsimile transmission or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

I.     Administrative Agent Actions.  The undersigned Lenders hereby authorize and direct the Administrative Agent to enter into such amendments to the Loan Documents that it deems necessary or advisable to give effect to the provisions of the Bankruptcy Court Order.

J.     Rights of Official Committee of Unsecured Creditors Unaffected.  Notwithstanding the foregoing, nothing in this Agreement shall affect the rights of the Official Committee of Unsecured Creditors under paragraph 19 of the Final Order to assert a Challenge or an Excepted Challenge.

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IN WITNESS WHEREOF, this Forbearance Agreement, Limited Waiver and Third Amendment to Credit Agreement has been executed by the parties hereto as of the date first written above.

BUFFETS, INC., as Borrower		BUFFETS HOLDINGS, INC., as Loan Party

By:	/s/ A. Keith Wall	By:	/s/ A. Keith Wall

Name:	A. Keith Wall	Name:	A. Keith Wall

Its:	EVP, Chief Financial Officer	Its:	EVP, Chief Financial Officer

HOMETOWN BUFFET, INC., as Loan Party		OCB PURCHASING CO., as Loan Party

By:	/s/ A. Keith Wall	By:	/s/ A. Keith Wall

Name:	A. Keith Wall	Name:	A. Keith Wall

Its:	EVP, Chief Financial Officer	Its:	EVP, Chief Financial Officer

OCB RESTAURANT COMPANY, LLC, as Loan Party		BUFFETS FRANCHISE HOLDINGS, LLC, as Loan Party

By:	/s/ A. Keith Wall	By:	/s/ A. Keith Wall

Name:	A. Keith Wall	Name:	A. Keith Wall

Its:	Chief Finance Manager	Its:	Chief Finance Manager

BUFFETS LEASING COMPANY, LLC, as Loan Party		RYAN’S RESTAURANT GROUP, INC., as Loan Party

By:	/s/ A. Keith Wall	By:	/s/ A. Keith Wall

Name:	A. Keith Wall	Name:	A. Keith Wall

Its:	Chief Finance Manager	Its:	EVP, Chief Financial Officer

RYAN’S RESTAURANT LEASING COMPANY, LLC, as Loan Party		RYAN’S RESTAURANT MANAGEMENT GROUP, LLC, as Loan Party

By:	/s/ A. Keith Wall	By:	/s/ A. Keith Wall

Name:	A. Keith Wall	Name:	A. Keith Wall

Its:	Chief Finance Manager	Its:	Chief Finance Manager

HOMETOWN LEASING COMPANY, LLC, as Loan Party		OCB LEASING COMPANY, LLC, as Loan Party

By:	/s/ A. Keith Wall	By:	/s/ A. Keith Wall

Name:	A. Keith Wall	Name:	A. Keith Wall

Its:	Chief Finance Manager	Its:	Chief Finance Manager

FIRE MOUNTAIN RESTAURANTS, LLC, as Loan Party		FIRE MOUNTAIN LEASING COMPANY, LLC, as Loan Party

By:	/s/ A. Keith Wall	By:	/s/ A. Keith Wall

Name:	A. Keith Wall	Name:	A. Keith Wall

Its:	Chief Finance Manager	Its:	Chief Finance Manager

FIRE MOUNTAIN MANAGEMENT GROUP, LLC, as Loan Party		BIG R PROCUREMENT COMPANY, LLC, as Loan Party

By:	/s/ A. Keith Wall	By:	/s/ A. Keith Wall

Name:	A. Keith Wall	Name:	A. Keith Wall

Its:	Chief Finance Manager	Its:	Chief Finance Manager

TAHOE JOE’S, INC., as Loan Party		TAHOE JOE’S LEASING COMPANY, LLC, as Loan Party

By:	/s/ A. Keith Wall	By:	/s/ A. Keith Wall

Name:	A. Keith Wall	Name:	A. Keith Wall

Its:	EVP, Chief Financial Officer	Its:	Chief Finance Manager

AVL LOAN FUNDING COMPANY, LLC, as a Lender		CANYON CAPITAL ADVISORS, as a Lender

By:	/s/ A. Keith Wall	By:	/s/ Mitch Julis

Name:	A. Keith Wall	Name:	Mitch Julis

Its:	Chief Finance Manager	Its:	Managing Partner

BOSTON MANAGEMENTAND RESEARCH, as Investment Advisor		EATON VANCE, CDO VIII, LTD, by Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof	By:	/s/ Michael B. Botthof

Name:	Michael B. Botthof	Name:	Michael B. Botthof

Its:	Vice President	Its:	Vice President

EATON VANCE, CDO IX, LTD, by Eaton Vance Management, as Investment Advisor		EATON VANCE SENIOR FLOATING-RATE TRUST, by Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof	By:	/s/ Michael B. Botthof

Name:	Michael B. Botthof	Name:	Michael B. Botthof

Its:	Vice President	Its:	Vice President

EATON VANCE FLOATING-RATE INCOME TRUST, by Eaton Vance Management, as Investment Advisor		EATON VANCE CREDIT OPPORTUNITIES FUND, by Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof	By:	/s/ Michael B. Botthof

Name:	Michael B. Botthof	Name:	Michael B. Botthof

Its:	Vice President	Its:	Vice President

EATON VANCE SENIOR INCOME TRUST, by Eaton Vance Management, as Investment Advisor		EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND, by Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof	By:	/s/ Michael B. Botthof

Name:	Michael B. Botthof	Name:	Michael B. Botthof

Its:	Vice President	Its:	Vice President

EATON VANCE INSTITUTION SENIOR LOAN FUND, by Eaton Vance Management, as Investment Advisor		EATON VANCE VT FLOATING-RATE INCOME FUND, by Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof	By:	/s/ Michael B. Botthof

Name:	Michael B. Botthof	Name:	Michael B. Botthof

Its:	Vice President	Its:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as Lender		LLCP LOAN FUNDING 2007, as Lender

By:	/s/ William E. Magee	By:	/s/ Arlene Arellano

Name:	William E. Magee	Name:	Arlene Arellano

Its:	Duly Authorized Signatory	Its:	Authorized Signatory

VENTURE VIII CDO, LIMITED, by MJX Asset Management LLC, as Investment Advisor		VENTURE IX CDO, LIMITED, by MJX Asset Management LLC, as Investment Advisor

By:	/s/ John J. Wagner	By:	/s/ John J. Wagner

Name:	John J. Wager	Name:	John J. Wager

Its:	Managing Director	Its:	Managing Director

MORGAN STANLEY SENIOR FUNDING, INC., as Lender		NUVEEN SENIOR INCOME FUND, by Symphony Asset Management LLC, its Investment Advisor, as Lender

By:	/s/ Ian J. Sandler	By:	/s/ Lenny Mason

Name:	Ian J. Sandler	Name:	Lenny Mason

Its:	Authorized Signatory	Its:	Portfolio Manager

PROSPECT FUNDING I, LLC by Sankaty Advisors, LLC, its Collateral Manager,as Lender		SANKATY HIGH YIELD PARTNERS II, L.P., as Lender

By:	/s/ Alan K. Halfenger	By:	/s/ Alan K. Halfenger

Name:	Alan K. Halfenger	Name:	Alan K. Halfenger

Its:	Chief Compliance Officer	Its:	Chief Compliance Officer

SANKATY HIGH YIELD PARTNERS III, L.P., as Lender		SPCP GROUP, LLC, as Lender

By:	/s/ Alan K. Halfenger	By:	/s/ Michael Gatto

Name:	Alan K. Halfenger	Name:	Michael Gatto

Its:	Chief Compliance Officer	Its:	Authorized Signatory

WATERSHED CAPITAL PARTNERS, L.P., by WS Partners, LLC, its General Partner, as Lender		WATERSHED CAPITAL INSTITUTIONAL PARTNERS, L.P., by WS Partners, LLC, its General Partner, as Lender

By:	/s/ Meridee A. Moore	By:	/s/ Meridee A. Moore

Name:	Meridee A. Moore	Name:	Meridee A. Moore

Its:	Senior Managing Member	Its:	Senior Managing Member

WHIPPOORWILL OFFSHORE DISTRESSED OPPORTUNITY FUND, LTD, by Whippoorwill Associates, Inc., its Agent and Authorized Signatory, as Lender		WHIPPOORWILL DISTRESSED OPPORTUNITY FUND, L.P., by Whippoorwill Associates, Inc., its Agent and Authorized Signatory, as Lender

By:	/s/ Steven K. Gendal	By:	/s/ Steven K. Gendal

Name:	Steven K. Gendal	Name:	Steven K. Gendal

Its:	Principal	Its:	Principal

WHIPPOORWILL ASSOCIATES, INC. PROFIT SHARING PLAN, by Whippoorwill Associates, Inc., its Agent and Authorized Signatory, as Lender		THE PRESIDENT AND FELLOWS OF HARVARD COLLEGE., by Whippoorwill Associates, Inc., its Agent and Authorized Signatory, as Lender

By:	/s/ Steven K. Gendal	By:	/s/ Steven K. Gendal

Name:	Steven K. Gendal	Name:	Steven K. Gendal

Its:	Principal	Its:	Principal

WELLPOINT, INC., by Whippoorwill Associates, Inc., its Agent and Authorized Signatory, as Lender

By:	/s/ Steven K. Gendal

Name:	Steven K. Gendal

Its:	Principal

EXHIBIT A (Specified Defaults)

1.
Event of Default under Section 7(d) of the Credit Agreement, as a result of the Borrower’s failure to meet the Minimum Consolidated EBITDA covenant set forth in Section 6.13 of the Credit Agreement with respect to the three month fiscal accounting period ending on October 22, 2008.

2.
Existing and Future Events of Default under Section 7(m)(iv) of the Credit Agreement, asa result of the Borrower’s failure to pay Adequate Protection Interest (as defined in theFinal Order) pursuant to the terms of the Final Order, provided that the Borrower shall pay Adequate Protection Interest after the date hereof by increasing the outstanding principal amount of the Obligations (as that term is defined in the Existing Credit Agreement, but including the portion of such Obligations that was exchanged for Rollover Loans) by the aggregate amount of such Adequate Protection Interest, subject however, to any rights preserved in the Final Order to recharacterize Adequate Protection Interest payments.

EXHIBIT B

Schedule 2.12
Declining New Money Lenders

AVL Loan Funding LLC
Canyon Capital Advisors
Eaton Vance CDO IX Ltd.
Eaton Vance CDO VIII, Ltd.
Eaton Vance Credit Opportunities Fund
Eaton Vance Floating-Rate Income Trust
Eaton Vance Institutional Senior Loan Fund
Eaton Vance Senior Floating-Rate Trust
Eaton Vance Senior Income Trust
Eaton Vance Short Duration Diversified Income Fund
Eaton Vance VT Floating-Rate Income Fund
General Electric Capital Corporation
LLCP Loan Funding 2007
Morgan Stanley Senior Funding, Inc.
Nuveen Senior Income Fund
The President & Fellows of Harvard College (Ref. Harvard Special Situations Account)
Prospect Funding I, LLC
Sankaty High Yield Partners II, L.P.
Sankaty High Yield Partners III, L.P.
Senior Debt Portfolio
SPCP Group, LLC
Venture IX CDO, Limited
Venture VIII CDO, Limited
Watershed Capital Institutional Partners, L.P.
Watershed Capital Partners, L.P.
WellPoint, Inc.
Whippoorwill Associates Inc. Profit Sharing Plan
Whippoorwill Distressed Opportunity Fund, L.P.
Whippoorwill Offshore Distressed Opportunity Fund, Ltd.